Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
August, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.8750%


Excess Protection Level
   3 Month Average  5.53%
     August, 1997  5.69%
     July, 1997  5.32%
     June, 1997  5.58%



Cash Yield                                              18.43%


Investor Charge Offs                                    4.67%


Base Rate                                               8.07%


Over 35 Day Delinquency                                 5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,076,855,736.20